------------------------------------
                                S E L I G M A N


                                [PHOTO OMITTED]


                                    SELIGMAN
                                     CAPITAL
                                   FUND, INC.


--------------------------------------------------------------------------------

         Seeking Capital Appreciation by Investing in the Common Stocks of Companies with Significant Potential for Growth

                        DECEMBER 31, 1997 o ANNUAL REPORT

================================================================================

Over the Long Term -- J. & W. Seligman & Co. Incorporated

--------------------------------------------------------------------------------

TIME IS THE TEST

      In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

      J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.

A PLACE IN HISTORY

      Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.

                                [PHOTO OMITTED]

                       James, Jesse, and Joseph Seligman

SELIGMAN CAPITAL FUND

      Seligman Capital Fund, established October 9, 1969, is a mutual fund that seeks capital appreciation by investing primarily in mid-capitalization common stocks. Since its inception more than a quarter of a century ago, Seligman Capital Fund has helped investors seek their financial goals by providing growth of capital in a well-diversified portfolio of common stocks.

--------------------------------------------------------------------------------


TABLE OF CONTENTS

To the Shareholders ......................................................    1

Interview With the Seligman Growth Team ..................................    2

Performance Overview .....................................................    4

Portfolio Overview .......................................................    6

Portfolio of Investments .................................................    8

Statement of Assets and Liabilities ......................................   12

Statement of Operations ..................................................   13

Statements of Changes in Net Assets ......................................   14

Notes to Financial Statements ............................................   15

Financial Highlights .....................................................   17

Report of Independent Auditors ...........................................   19

Tax Status of 1997 Distribution ..........................................   20

Board of Directors .......................................................   21

Executive Officers and For More Information ..............................   22

Glossary of Financial Terms ..............................................   23


"As always...investment results are achieved by the individual common stocks owned. Emphasis continues on fundamental equity research and stock selectivity to identify companies with strong business and financial characteristics, and good earnings visibility."
                                                               -- Fred E. Brown,
                                                                   Fund Chairman
                                                                       1969-1988

"We remain confident that the Fund will benefit from the strong long-term capital appreciation potential of its investments. We believe that market participants will increasingly focus on earnings growth and that Seligman Capital Fund's portfolio, which has a superior overall projected earnings growth rate compared to the S&P 500, should therefore benefit."
                                                           -- William C. Morris,
                                                                   Fund Chairman
                                                                    1989-Present

================================================================================

To the Shareholders

      In 1997, Seligman Capital Fund posted a total return of 22.28% based on the net asset value of Class A shares, outperforming the 20.18% total return of its peers, as measured by the Lipper Mid Cap Funds Average. The Fund performed in line with the 22.54% total return of the Russell Midcap Growth Index, which measures the performance of mid-capitalization growth stocks.

      In this seventh year of economic expansion, the US experienced real domestic growth of 3.8%. Meanwhile, consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Concurrently, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment was positive.

      While domestic equity markets continued to prosper in 1997, the majority of the advances occurred in the first seven months of the year, as Asian troubles increased uncertainty in the last quarter. Mid-cap stocks performed well for the year overall, although the group's results may seem lackluster compared to the 33.36% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Mid-cap stocks have historically offered investors superior returns over time, and we believe we are entering a period which will support the performance of mid-cap stocks.

      For 1998, the outlook for US corporate profits is somewhat precarious due to expectations of more modest economic growth and the unforeseeable effect of the Asian crisis on corporate profitability and the economy. There is also a risk of temporary price deflation linked to the Asian crisis, as those economies seek to export their way out of trouble. Barring problems caused by the tightness of the labor market, we expect a continuation of the current low-inflation and low-interest-rate environment.

      We expect that market participants will increasingly focus on corporate earnings growth in 1998. The record-setting three-year stretch has produced heightened expectations among investors, and the equity markets have become less forgiving of earnings disappointments. We believe that in such an environment, active management and cautious stock selection based on superior fundamentals should grow in importance. We also believe that Seligman Capital Fund, which has a portfolio with reasonable valuations and superior projected earnings growth compared to the S&P 500, should perform well as investors re-examine valuations relative to earnings growth.

      We would like to stress the importance of setting long-term investment goals in the current environment of rising uncertainty. While short-term investors are at the mercy of daily market changes, long-term investors can focus on their investment goals rather than the markets' gyrations.

      We made a change in the management of Seligman Capital Fund in January 1998. Richard R. Schmaltz, who joined J. & W. Seligman & Co. Incorporated -- the Fund's investment manager -- as Managing Director, Director of Investments in September 1996, is now primarily responsible for the day-to-day management of the Fund as a member of the Seligman Growth Team. Mr. Schmaltz was previously a Director of Investment Research at Neuberger & Berman and Principal and Co-Director of Research at Morgan Stanley & Company. He is also a Director of the Fund.

      Thank you for your continued support of Seligman Capital Fund. We look forward to serving your investment needs in the many years to come. A discussion with the Seligman Growth Team, the Fund's portfolio of investments, and financial statements, follow this letter. Additional information on the Fund's investment results appears starting on page 4.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman


                                                               /s/ Brian T. Zino

                                                                   Brian T. Zino
                                                                       President

January 30, 1998


                                                                            ----

================================================================================

Interview With the Seligman Growth Team


Q.    How did Seligman Capital Fund perform in 1997?

A. Seligman Capital Fund posted a total return of 22.28% based on the net asset value of Class A shares for the 12 months ended December 31, 1997. This return outpaced the 20.18% total return of its competitor universe, as measured by the Lipper Mid Cap Funds Average. The Russell Midcap Growth Index, which measures the performance of mid-capitalization growth stocks, had a total return of 22.54% for the same period.

Q. Which economic and market factors affected the Fund's performance this year?

A. The economic expansion continued in 1997, supporting strong corporate earnings and low interest rates. While the financial markets responded, reaching new highs, large-capitalization stocks were the primary beneficiaries of the ideal economic background. Despite high valuations, investors moved more assets into large-caps due to the liquidity found there. This trend was only reinforced by the Asian financial crisis. While mid-cap stocks did not experience the same run-up in valuations as was found among their large-cap counterparts, they still performed well for the year.

Q.    What was the investment strategy?

A. While we continued to identify and invest in growth stocks selling at attractive valuations, a significant restructuring of the portfolio took place in 1997. Large-cap holdings that had been long-term positions in the portfolio, such as Intel and Microsoft, were sold. The portfolio is now more firmly placed in the mid-cap asset class. The median market capitalization of the portfolio holdings now stands at $3 billion, well in line with the Russell Midcap Growth Index, which will now be the Fund's primary benchmark.

            The mid-cap sector is a broad and widely diversified universe that offers significant opportunities for our stock-picking discipline. We were able to select exceptional companies with leading market shares and strong earnings prospects, which enhanced investment performance. Overall, our flexibility and attention to stock selection improved returns.

Q.    Which portfolio sectors improved the Fund's performance?

A. The Fund's substantial investments in the financial area were a significant reason for the Fund's strong results relative to its peer group. Healthy economic growth, low inflation, and consolidation during the year improved the performance of the Fund's financial services and savings and loan companies.

            Another area that improved the Fund's results was energy. Here, the Fund's weighting was increased during the year to participate in the accelerating earnings growth found in the sector. We reduced the Fund's weighting toward the end of the year, as the sector fell out of favor due to warmer-than-expected winter weather and concerns regarding the potential increase in the oil supply.

Q.    Which portfolio sectors impaired the Fund's performance?

A. Technology stocks play a large role in the mid-cap arena. Unfortunately, the Asian debacle resulted in decreased orders for many mid-cap technology companies in the fourth quarter, particularly in the components area. We therefore repositioned the portfolio, focusing on software and service companies that should have more stable earnings and should be better shielded against shocks emanating from Asia.


--------------------------------------------------------------------------------

   A TEAM APPROACH

   Seligman Capital Fund is managed by the Seligman Growth Team. Richard R. Schmaltz, who is responsible for the day-to-day management of the Fund, is assisted by seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.

--------------------------------------------------------------------------------


----
2

================================================================================

Interview With the Seligman Growth Team


            Mid-cap health care services companies also had a poor year, due to deteriorating fundamentals. HMOs, in particular, saw rising costs and a slowdown in earnings growth. While both technology and the health care sectors experienced weakness in 1997, they each offer lower valuations and good recovery potential.

Q.    What is the outlook?

A. Going forward, the valuations and growth opportunities found in mid-cap stocks still offer significant value relative to large-cap stocks. As mid-cap companies tend to have a greater portion of operations linked to the domestic markets, they are less exposed to the eventual repercussions of the Asian financial crisis than large multinational companies. We believe that this difference in international exposure, combined with more attractive valuations and greater future earnings growth potential, should attract investor attention to mid-cap stocks in 1998.


                                                                            ----

================================================================================

Performance Overview

      This chart compares a $10,000 hypothetical investment made in Seligman Capital Fund Class A shares, with and without the initial 4.75% maximum sales charge, for the 10-year period ended December 31, 1997, to a $10,000 investment made in the Lipper Capital Appreciation Funds Average (Lipper Capital Average), the Lipper Mid Cap Funds Average (Lipper Mid Cap Average), the Russell Midcap Growth Index, and the Standard &Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Capital Fund Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Capital Average and the Lipper Mid Cap Average exclude the effect of sales charges and the S&P 500 and the Russell Midcap Growth Index exclude the effect of fees and sales charges.

      Seligman Capital Fund will no longer be compared to the Lipper Capital Average, which reflects the performance of funds that invest in stocks of all capitalization sizes, after December 31, 1997. Instead, the Fund will be compared to the Lipper Mid Cap Average, which reflects the performance of funds that invest primarily in mid-capitalization stocks, as the Manager believes it is a more appropriate benchmark because the Fund invests primarily in mid-cap securities. After December 31, 1997, Seligman Capital Fund will also no longer be compared to the S&P 500, which measures the performance of 500 widely held large-cap stocks. Instead, the Fund will be compared to the Russell Midcap Growth Index, as the Manager believes it is a more appropriate benchmark because it measures the performance of mid-cap growth stocks, which are the stocks in which the Fund invests. Therefore, your Fund will continue to be compared to the Lipper Mid Cap Average and the Russell Midcap Growth Index.

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]


                         Seligman Capital Fund Class A

                                                                Russell
                 Without      With      Lipper      Lipper      Midcap
                  Sales       Sales     Capital     Mid Cap     Growth
                 Charge      Charge     Average     Average     Index    S&P 500
                 ------      ------     -------     -------     -------  -------

12/31/87         10,000       9,525      10,000      10,000     10,000    10,000
3/31/88          10,127       9,646      10,834      11,023     10,979    10,569
6/30/88          10,726      10,216      11,421      11,813     11,665    11,273
9/30/88          10,254       9,767      11,283      11,506     11,223    11,311
12/31/88         10,247       9,760      11,369      11,589     11,292    11,661
3/31/89          11,074      10,548      12,257      12,507     12,004    12,487
6/30/89          11,901      11,336      13,283      13,603     13,183    13,590
9/30/89          13,860      13,201      14,650      15,148     14,761    15,046
12/31/89         13,571      12,926      14,395      14,840     14,846    15,356
3/31/90          13,133      12,509      13,988      14,769     14,324    14,893
6/30/90          15,172      14,451      14,805      15,954     15,550    15,830
9/30/90          11,741      11,183      12,332      12,837     12,403    13,655
12/31/90         13,759      13,105      13,138      14,175     14,084    14,879
3/31/91          16,665      15,873      15,528      17,340     17,335    17,040
6/30/91          16,798      15,999      15,348      17,146     17,066    17,001
9/30/91          18,787      17,894      16,674      18,779     18,466    17,911
12/31/91         21,281      20,270      18,206      20,815     20,709    19,412
3/31/92          21,000      20,002      18,280      20,864     20,078    18,921
6/30/92          20,042      19,089      17,635      19,587     19,144    19,280
9/30/92          21,294      20,282      18,050      20,291     20,168    19,887
12/31/92         23,742      22,613      19,878      23,129     22,512    20,888
3/31/93          23,965      22,826      20,701      23,524     22,715    21,801
6/30/93          23,714      22,587      21,340      24,170     22,717    21,907
9/30/93          25,233      24,033      22,881      25,995     24,248    22,473
12/31/93         24,882      23,699      23,521      26,611     25,031    22,994
3/31/94          24,118      22,971      22,740      25,791     24,255    22,123
6/30/94          21,325      20,312      21,779      24,469     23,188    22,215
9/30/94          23,182      22,080      23,258      26,505     24,834    23,302
12/31/94         23,126      22,026      22,896      26,288     24,489    23,297
3/31/95          24,425      23,264      24,421      28,128     27,136    25,566
6/30/95          26,637      25,371      26,688      30,611     29,316    28,008
9/30/95          28,920      27,545      29,298      33,912     32,203    30,234
12/31/95         31,756      30,246      30,119      34,420     32,809    32,055
3/31/96          33,935      32,322      31,913      36,505     34,925    33,776
6/30/96          36,644      34,902      33,495      38,429     36,231    35,292
9/30/96          37,622      35,834      34,242      39,692     37,463    36,383
12/31/96         37,071      35,309      35,231      40,554     38,545    39,417
3/31/97          35,530      33,841      34,071      38,101     37,138    40,474
6/30/97          40,583      38,654      38,867      44,075     42,605    47,540
9/30/97          45,863      43,683      44,000      50,472     48,566    51,101
12/31/97         45,329      43,175      42,324      48,736     47,231    52,569

      The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.


----
4

================================================================================

Performance Overview

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
For Periods Ended December 31, 1997

                                                                         AVERAGE ANNUAL
                                                  --------------------------------------------------------------
                                                                                            CLASS B     CLASS D
                                                                                             SINCE       SINCE
                                       SIX          ONE           FIVE          10         INCEPTION   INCEPTION
                                      MONTHS*       YEAR          YEARS        YEARS        4/22/96      5/3/93
                                      ------        ----          -----        -----       ---------   ---------
CLASS A**
With Sales Charge                      6.41%        16.44%        12.71%       15.75%         n/a         n/a
Without Sales Charge                  11.70         22.28         13.81        16.32          n/a         n/a

CLASS B**
With CDSL+                             6.39         16.26           n/a          n/a        13.43%        n/a
Without CDSL                          11.20         21.26           n/a          n/a        15.56         n/a

CLASS D**
With 1% CDSL                          10.31         20.34           n/a          n/a          n/a         n/a
Without CDSL                          11.27         21.34           n/a          n/a          n/a       14.56%

LIPPER CAPITAL AVERAGE***              8.89         20.13         16.32        15.52        15.28++     17.09+++

LIPPER MID CAP AVERAGE***             10.57         20.18         16.08        17.16        15.15++     17.70+++

RUSSELL MIDCAP GROWTH INDEX***        10.86         22.54         15.98        16.80        16.51++     18.04+++

S&P 500***                            10.58         33.36         20.27        18.05        29.25++     21.39+++


NET ASSET VALUE
                       DECEMBER 31, 1997     JUNE 30, 1997     DECEMBER 31, 1996
                       -----------------     -------------     -----------------
CLASS A                     $17.48               $17.91              $16.36
CLASS B                      16.24                16.87               15.47
CLASS D                      16.25                16.87               15.47


CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1997

PAID                        $2.425
REALIZED                     2.512
UNREALIZED                   4.794(o)

      Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
  *   Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
*** The Lipper Capital Average, the Lipper Mid Cap Average, the Russell Midcap Growth Index, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Capital Average and the Lipper Mid Cap Average exclude the effect of sales charges and the Russell Midcap Growth Index and the S&P 500 exclude the effect of fees and sales charges. Investors cannot invest directly in an average or an index. The monthly performances are used in the Performance Overview for the Lipper Averages.
  +   The CDSL is 5% for periods of one year or less, and 4% since inception.
 ++   From April 30, 1996.
+++   From April 30, 1993.
(o) Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1997.


                                                                            ----

================================================================================

Portfolio Overview


DIVERSIFICATION OF NET ASSETS
December 31, 1997

                                                                                      PERCENT OF NET ASSETS
                                                                                           DECEMBER 31,
                                                                                      ---------------------
                                           ISSUES        COST              VALUE         1997       1996
                                           ------    ------------      ------------      -----      -----
Short-Term Holdings and Other Assets
Less Liabilities ....................         2      $  1,234,073      $  1,234,073        0.4        9.7
                                             --      ------------      ------------      -----      -----
Common Stocks:
   Basic Materials ..................         3         9,709,439        11,477,188        3.6        4.5
   Capital Goods ....................         3         9,587,577        10,126,250        3.2         --
   Consumer Cyclicals ...............         9        30,252,842        39,338,750       12.3       17.5
   Consumer Staples .................        11        35,039,720        47,020,626       14.8        6.5
   Drugs and Health Care ............         7        32,922,278        33,198,437       10.4       10.9
   Energy ...........................         6        13,365,210        15,734,063        4.9         --
   Financial Services ...............        12        35,214,072        64,220,875       20.2       14.4
   Industrial Goods and Services.....        --                --                --         --        2.9
   Media and Broadcasting ...........         1         3,235,762         7,550,719        2.4         --
   Printing and Publishing ..........         2         2,621,200         3,505,000        1.1        0.9
   Savings and Loan Companies .......         5        16,434,463        25,651,562        8.0         --
   Technology .......................        12        32,900,111        46,322,086       14.5       24.8
   Telecommunications ...............         3         8,075,598        13,313,281        4.2        7.9
   Other ............................         1                --            46,152         --         --
                                             --      ------------      ------------      -----      -----
                                             75       229,358,272       317,504,989       99.6       90.3
                                             --      ------------      ------------      -----      -----
Net Assets ..........................        77      $230,592,345      $318,739,062      100.0      100.0
                                             ==      ============      ============      =====      =====


    [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]


LARGEST INDUSTRIES
At December 31, 1997

                              Percent of
                              Net Assets
                              ----------

Financial Services               20.2%          $64,220,875
Consumer Staples                 14.8%          $47,020,626
Technology                       14.5%          $46,322,086
Consumer Cyclicals               12.3%          $39,338,750
Drugs and Health Care            10.4%          $33,198,437


----
6

================================================================================

Portfolio Overview


LARGEST PORTFOLIO CHANGES
During Past Six Months

                                        SHARES
                                 --------------------
                                             HOLDINGS
ADDITIONS                        INCREASE    12/31/97
---------                        --------    --------
American Skiing...............    210,000     210,000
CapStar Hotel.................    100,000     100,000
Dial..........................    220,000     220,000
Fresh Del Monte Produce.......    335,000     335,000
Gulfstream Aerospace..........    170,000     170,000
Jones Apparel Group...........    150,000     150,000
Kroger........................    100,000     100,000
Ocwen Financial...............    160,000(1)  160,000
Schwab (Charles)..............     85,000     235,000(2)
Synopsys......................    130,000     130,000


                                        SHARES
                                 --------------------
                                             HOLDINGS
REDUCTIONS                       DECREASE    12/31/97
----------                       --------    --------
Columbia/HCAHealthcare........    150,000          --
DST Systems....................   100,000          --
ENSCO International...........    150,000(3)       --
Harley-Davidson...............    125,000     115,000(4)
Lowe's........................    120,000          --
Newbridge Networks............    100,000          --
Quantum.......................    200,000          --
Santa Fe International........    100,000          --
Sterling Commerce.............    170,000          --
Sun International Hotels......    100,000          --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1)   Includes 80,000 shares received as a result of a 2-for-1 stock split.
(2)   Includes 50,000 shares received as a result of a 3-for-2 stock split.
(3)   Includes 75,000 shares received as a result of a 2-for-1 stock split.
(4)   Includes 120,000 shares received as a result of a 2-for-1 stock split.


LARGEST PORTFOLIO HOLDINGS
At December 31, 1997

SECURITY                                      VALUE
--------                                   ----------
Coca-Cola Enterprises.................     $9,957,500
Schwab (Charles)......................      9,855,312
Travelers.............................      9,697,500
Universal Health Services (Class B)...      8,815,625
CBS...................................      7,550,719
Interpublic Group of Companies........      7,471,875
MBNA..................................      7,374,375
GreenPoint Financial..................      7,256,250
Covance...............................      6,558,750
Jones Apparel Group...................      6,450,000


                                                                            ----

================================================================================

Portfolio of Investments
December 31, 1997

                                                  SHARES               VALUE
                                                  ------               -----
COMMON STOCKS  99.6%

BASIC MATERIALS  3.6%
Minerals Technologies
   Marketer of specialty minerals
   and products                                   75,000           $ 3,407,813
Nucor
   Manufacturer of steel joints,
   angles, and rounds                             70,000             3,381,875
Olin
   Manufacturer of chemicals,
   metals, and defense products                  100,000             4,687,500
                                                                   -----------
                                                                    11,477,188
                                                                   -----------
CAPITAL GOODS  3.2%
Gulfstream Aerospace*
   Designer, developer,
   manufacturer, and marketer of
   business jet aircraft                         170,000             4,972,500
Rayovac*
   Manufacturer of general and
   hearing aid batteries                         145,000             2,791,250
Vishay Intertechnology*
   Developer and manufacturer of
   electronic resistive systems                  100,000             2,362,500
                                                                   -----------
                                                                    10,126,250
                                                                   -----------
CONSUMER CYCLICALS  12.3%
AccuStaff*
   Provider of temporary
   personnel services                            115,000             2,645,000
American Skiing*
   Owner and operator of
   alpine resorts                                210,000             3,123,750
Barnes & Noble*
   Owner and operator of retail
   book stores and superstores                   150,000             5,006,250
CapStar Hotel*
   Owner and manager of
   upscale hotels                                100,000             3,431,250
Harley-Davidson
   Manufacturer of motorcycles                   115,000             3,148,125
Interpublic Group of Companies
   Worldwide advertising agency                  150,000             7,471,875
Jones Apparel Group*
   Designer and marketer of
   women's clothing                              150,000             6,450,000
Mirage Resorts*
   Manager of casinos
   in Las Vegas                                  210,000             4,777,500
Snyder Communications*
   Provider of marketing services                 90,000             3,285,000
                                                                   -----------
                                                                    39,338,750
                                                                   -----------
CONSUMER STAPLES  14.8%
Bergen Brunswig (Class A)
   Diversified drug and health
   care distributor                               50,000             2,106,250
Beringer Wine Estates (Class B)*
   Producer of California
   table wines                                    50,000             1,900,000
Cardinal Health
   Health care service provider
   involved in pharmaceutical
   distribution                                   45,000             3,380,625
Clorox
   Manufacturer and marketer of
   household consumer products                    50,000             3,953,125
Coca-Cola Enterprises
   Manufacturer and marketer
   of soft drinks and
   consumer products                             280,000             9,957,500
Dial
   Manufacturer and marketer of
   personal care, household, and
   laundry products                              220,000             4,578,750
Estee Lauder (Class A)
   Manufacturer and marketer
   of cosmetics and toiletries                    75,000             3,857,813
Fresh Del Monte Produce*
   Producer, distributor, and
   marketer of fresh produce                     335,000             4,899,375
Kroger*
   Operator of supermarkets and
   convenience stores                            100,000             3,693,750
McKesson
   Provider of health care
   products and services                          45,000             4,868,438
Newell
   Manufacturer and marketer
   of home furnishings                            90,000             3,825,000
                                                                   -----------
                                                                    47,020,626
                                                                   -----------

----------
See footnotes on page 11.


----
8

================================================================================

Portfolio of Investments
December 31, 1997


                                                  SHARES               VALUE
                                                  ------               -----
DRUGS AND HEALTH CARE  10.4%
Biogen*
   Developer of genetically
   engineered drugs                               65,000           $ 2,368,437
Covance*
   Provider of medical laboratory
   and testing services                          330,000             6,558,750
Humana*
   Provider of managed
   health care plans                             200,000             4,150,000
KOS Pharmaceuticals*
   Developer of pharmaceutical
   products for cardiovascular and
   respiratory diseases                          120,000             1,848,750
Pfizer
   Manufacturer of health care
   consumer products and
   specialty chemicals                            60,000             4,473,750
US Surgical
   Developer, manufacturer, and
   marketer of stapling devices for
   surgical procedures                           170,000             4,983,125
Universal Health Services (Class B)*
   Owner and operator of
   acute-care hospitals                          175,000             8,815,625
                                                                   -----------
                                                                    33,198,437
                                                                   -----------
ENERGY  4.9%
Barrett Resources*
   Explorer, developer, and
   producer of oil and gas                       125,000             3,781,250
Bayard Drilling Technologies*
   Provider of contract
   land drilling services                         84,700             1,376,375
EVI*
   Manufacturer of engineered
   oil field products                             25,000             1,293,750
Gulf Indonesia Resources* (Indonesia)
   Developer and producer of
   oil and natural gas                            50,000             1,100,000
Petroleum Geo-Services (ADRs)*
(Norway)
   Four-dimensional deep-sea
   mapping company for the
   oil-drilling industry                          78,000             5,050,500
Transocean Offshore
   Provider of contract
   drilling services                              65,000             3,132,188
                                                                   -----------
                                                                    15,734,063
                                                                   -----------
FINANCIAL SERVICES  20.2%
AFLAC
   Provider of supplemental
   insurance at the work site                     65,000             3,323,125
Amerin*
   Mortgage insurance provider                    47,000             1,327,750
Donaldson, Lufkin & Jenrette Securities
   Leading investment and
   merchant bank                                  65,000             5,167,500
MBNA
   Issuer of bank credit cards                   270,000             7,374,375
Nationwide Financial Services
(Class A)
   Insurance provider                            155,000             5,599,375
Old Republic International
   Holding company, subsidiaries
   provide risk management and
   reinsurance services                           90,000             3,346,875
Peoples Heritage Financial Group
   Operator of three savings bank
   subsidiaries in Maine, New
   Hampshire, and Massachusetts                   75,000             3,464,063
Progressive (Ohio)
   High-risk auto insurance                       50,000             5,993,750
Provident Companies
   Provider of health and
   life insurance                                120,000             4,635,000
Schwab (Charles)
   Financial services firm                       235,000             9,855,312
SouthTrust
   Operator of SouthTrust
   Bank N.A.                                      70,000             4,436,250
Travelers
   Provider of diversified
   financial services                            180,000             9,697,500
                                                                   -----------
                                                                    64,220,875
                                                                   -----------

----------
See footnotes on page 11.


                                                                            ----

================================================================================

Portfolio of Investments
December 31, 1997


                                                  SHARES               VALUE
                                                  ------               -----
MEDIA AND BROADCASTING  2.4%
CBS
   Operator of broadcasting,
   industrial, and technology
   businesses                                    256,500           $ 7,550,719
                                                                   -----------
PRINTING AND PUBLISHING  1.1%
Petersen Companies*
   Publisher of special-interest
   magazines                                      60,000             1,380,000
World Color Press*
   Commercial printer and
   distributor                                    80,000             2,125,000
                                                                   -----------
                                                                     3,505,000
                                                                   -----------
SAVINGS AND LOAN
COMPANIES  8.0%
GreenPoint Financial
   Bank holding company                          100,000             7,256,250
Ocwen Financial*
   Financial services holding
   company specializing in the
   acquisition and resolution
   of non-performing or
   underperforming loans                         160,000             4,070,000
St. Paul Bancorp
   Holding company for a
   savings bank                                  135,000             3,535,312
TCF Financial
   National bank holding company                 130,000             4,411,875
Washington Mutual
   Financial services company                    100,000             6,378,125
                                                                   -----------
                                                                    25,651,562
                                                                   -----------
TECHNOLOGY  14.5%
Activision*
   Developer and publisher of
   interactive entertainment
   software                                       80,000             1,435,000
Adaptec*
   Manufacturer of computer
   input-output systems                           90,000             3,346,875
Arrow Electronics*
   Distributor of semiconductors
   and other electrical components               120,000             3,892,500
BMC Software*
   Developer of computer
   software solutions                             60,000             3,933,750
Ceridian*
   Provider of computer services                 100,000             4,581,250
Fiserv*
   Provider of data
   processing services                           130,000             6,402,500
Gartner Group (Class A)*
   Provider of information
   technology consulting and
   training products and services                 95,000             3,544,687
Linear Technology
   Designer and manufacturer of
   analog integrated circuits                     55,000             3,165,938
Maxim Integrated Products*
   Designer and manufacturer of
   linear and mixed-signal
   integrated circuits                           160,000             5,530,000
Symantec*
   Developer, marketer, and
   supporter of application
   development tools and
   systems software products                      95,000             2,098,906
Synopsys*
   Supplier of integrated circuit
   design software                               130,000             4,715,680
Xilinx*
   Designer and manufacturer of
   field programmable gate arrays                105,000             3,675,000
                                                                   -----------
                                                                    46,322,086
                                                                   -----------
TELECOMMUNICATIONS  4.2%
Century Telephone Enterprises
   Provider of regional
   telephone services                            100,000             4,981,250
QUALCOMM*
   Developer, manufacturer, and
   marketer of communications
   systems and products                           75,000             3,789,844
WorldCom*
   Long-distance carrier                         150,000             4,542,187
                                                                   -----------
                                                                    13,313,281
                                                                   -----------
OTHER                                                                   46,152
                                                                   -----------
TOTAL COMMON STOCKS
(Cost $229,358,272)                                                317,504,989
                                                                   -----------


----------
See footnotes on page 11.


----
10

================================================================================

Portfolio of Investments
December 31, 1997


                                                 PRIN. AMT.            VALUE
                                                 ----------            -----
SHORT-TERM HOLDINGS  7.0%
Bank of Montreal,
   Grand Cayman
   Fixed Time Deposit,
   6 3/8%, 1/2/1998                             $11,100,000        $ 11,100,000
First National Bank of Chicago,
   Grand Cayman
   Fixed Time Deposit,
   6 5/8%, 1/2/1998                              11,100,000          11,100,000
                                                                   ------------

TOTAL SHORT-TERM HOLDINGS
(Cost $22,200,000)                                                   22,200,000
                                                                   ------------

TOTAL INVESTMENTS  106.6%
(Cost $251,558,272)                                                 339,704,989

OTHER ASSETS
LESS LIABILITIES  (6.6)%                                            (20,965,927)
                                                                   ------------
NET ASSETS  100.0%                                                 $318,739,062
                                                                   ============

----------
*  Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.


                                                                            ----

================================================================================

Statement of Assets and Liabilities
December 31, 1997


ASSETS:
Investments, at value:
  Common stocks (cost $229,358,272)........................     $317,504,989
  Short-term holdings (cost $22,200,000)...................       22,200,000          $339,704,989
                                                                ------------
Cash........................................................................               143,861
Receivable for securities sold..............................................             2,132,779
Receivable for Capital Stock sold...........................................             1,486,178
Receivable for interest and dividends.......................................                90,976
Expenses prepaid to shareholder service agent...............................                66,276
Other.......................................................................                38,941
                                                                                      ------------
Total Assets................................................................           343,664,000
                                                                                      ------------
LIABILITIES:
Payable for securities purchased............................................            21,450,008
Payable for Capital Stock repurchased.......................................             2,913,034
Accrued expenses, taxes, and other..........................................               561,896
                                                                                      ------------
Total Liabilities...........................................................            24,924,938
                                                                                      ------------
Net Assets..................................................................          $318,739,062
                                                                                      ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000
shares authorized; 18,387,035 shares outstanding):
  Class A...................................................................          $ 16,261,858
  Class B...................................................................               519,430
  Class D...................................................................             1,605,747
Additional paid-in capital..................................................           200,817,561
Accumulated net investment loss.............................................              (106,527)
Undistributed net realized gain.............................................            11,494,276
Net unrealized appreciation of investments..................................            88,146,717
                                                                                      ------------
Net Assets..................................................................          $318,739,062
                                                                                      ============
NET ASSET VALUE PER SHARE:
Class A ($284,213,616 / 16,261,858 shares)..................................                $17.48
                                                                                            ======
Class B ($8,437,348 / 519,430 shares).......................................                $16.24
                                                                                            ======
Class D ($26,088,098 / 1,605,747 shares)....................................                $16.25
                                                                                            ======

----------
See Notes to Financial Statements.


----
12

================================================================================

Statement of Operations
For the Year Ended December 31, 1997

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $7,884)........      $ 1,478,136
Interest...................................................          682,835
Other......................................................          144,380
                                                                 -----------
Total Investment Income.....................................................           $ 2,305,351

EXPENSES:
Management fee.............................................        1,470,669
Distribution and service fees..............................          961,403
Shareholder account services...............................          586,635
Shareholder reports and communications.....................          123,973
Registration...............................................          102,731
Custody and related services...............................           67,000
Auditing and legal fees....................................           65,477
Directors' fees and expenses...............................           20,548
Miscellaneous..............................................           28,396
                                                                 -----------
Total Expenses..............................................................             3,426,832
                                                                                       -----------
Net Investment Loss.........................................................            (1,121,481)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments...........................       46,191,130
Net change in unrealized appreciation of investments.......       15,868,425
                                                                 -----------
Net Gain on Investments.....................................................            62,059,555
                                                                                       -----------
Increase in Net Assets from Operations .....................................           $60,938,074
                                                                                       ===========

----------
See Notes to Financial Statements.


                                                                            ----

================================================================================

Statements of Changes in Net Assets


                                                                   YEAR ENDED DECEMBER 31,
                                                                 ---------------------------
                                                                     1997           1996
                                                                 ------------   ------------
OPERATIONS:
Net investment loss ..........................................   $ (1,121,481)  $   (762,243)
Net realized gain on investments .............................     46,191,130     28,165,196
Net change in unrealized appreciation of investments..........     15,868,425      8,893,154
                                                                 ------------   ------------
Increase in Net Assets from Operations .......................     60,938,074     36,296,107
                                                                 ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ...................................................    (35,225,045)   (26,567,200)
   Class B ...................................................     (1,063,047)      (409,321)
   Class D ...................................................     (3,268,410)    (2,122,695)
                                                                 ------------   ------------
Decrease in Net Assets from Distributions ....................    (39,556,502)   (29,099,216)
                                                                 ------------   ------------


                                              SHARES
                                    --------------------------
                                      YEAR ENDED DECEMBER 31,
                                    --------------------------
                                       1997            1996
                                    -----------     ----------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
   Class A ......................       722,658      1,942,799     12,694,774     33,837,665
   Class B ......................       203,299        254,282      3,394,305      4,295,072
   Class D ......................       282,020        557,039      4,666,806      9,125,387
Exchanged from associated Funds:
   Class A ......................     7,393,028      3,292,043    134,946,924     56,774,849
   Class B ......................        71,826         18,524      1,180,425        311,768
   Class D ......................       451,710        523,994      7,177,305      8,588,724
Shares issued in payment of
gain distributions:
   Class A ......................     1,869,785      1,456,987     31,392,717     24,258,766
   Class B ......................        62,796         24,565        981,506        387,386
   Class D ......................       201,933        126,975      3,156,217      2,002,437
                                    -----------     ----------   ------------   ------------
Total ...........................    11,259,055      8,197,208    199,590,979    139,582,054
                                    -----------     ----------   ------------   ------------
Cost of shares repurchased:
   Class A ......................    (2,300,687)    (1,456,803)   (41,032,182)   (25,036,508)
   Class B ......................       (24,413)        (3,999)      (414,612)       (64,181)
   Class D ......................      (278,783)      (186,463)    (4,611,613)    (2,985,744)
Exchanged into associated Funds:
   Class A ......................    (7,289,681)    (3,206,843)  (133,177,110)   (53,969,312)
   Class B ......................       (74,496)       (12,954)    (1,227,418)      (213,574)
   Class D ......................      (342,474)      (341,956)    (5,595,585)    (5,510,258)
                                    -----------     ----------   ------------   ------------
Total ...........................   (10,310,534)    (5,209,018)  (186,058,520)   (87,779,577)
                                    -----------     ----------   ------------   ------------
Increase in Net Assets from
Capital Share Transactions ......       948,521      2,988,190     13,532,459     51,802,477
                                    ===========     ==========   ------------   ------------
Increase in Net Assets .......................................     34,914,031     58,999,368

NET ASSETS:
Beginning of year.............................................    283,825,031    224,825,663
                                                                 ------------   ------------
End of Year (including accumulated net investment loss of
$106,527 and $99,738, respectively) ..........................   $318,739,062   $283,825,031
                                                                 ============   ============

----------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.


----
14

================================================================================

Notes to Financial Statements


1. Multiple Classes of Shares -- Seligman Capital Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1997, amounted to $304,915,507 and $305,843,943, respectively.

      At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $96,597,313 and $8,450,596, respectively.

4. Management Fee, Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.48% per annum of the Fund's average daily net assets.


                                                                            ----

================================================================================

Notes to Financial Statements


      Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $22,246 from sales of Class A shares, after commissions of $172,103 were paid to dealers.

      The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1997, fees incurred aggregated $659,640 or 0.24% per annum of the average daily net assets of Class A shares.

      Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

      With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

      For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $66,618 and $235,145, respectively.

      The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1997, such charges amounted to $18,613.

      The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the year ended December 31, 1997, amounted to $10,089.

      Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received commissions of $7,630 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $90,061, pursuant to the Plan.

      Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $551,394 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

      Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

      The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1997, of $106,527 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.


----
16

================================================================================

Financial Highlights

      The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

      "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

      "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

                                                                                       CLASS A
                                                    -------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                     1997(o)          1996(o)          1995(o)        1994(o)         1993
                                                    ---------        ---------        ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Year ...............  $   16.36        $   15.59        $   13.17      $   15.95      $   17.04
                                                    ---------        ---------        ---------      ---------      ---------
Net investment loss ..............................       (.06)            (.04)            (.02)          (.06)          (.03)
Net realized and unrealized investment
gain (loss).......................................       3.61             2.68             4.74          (1.12)           .84
                                                    ---------        ---------        ---------      ---------      ---------
Increase (Decrease) from Investment
Operations .......................................       3.55             2.64             4.72          (1.18)           .81
Distributions from net gain realized .............      (2.43)           (1.87)           (2.30)         (1.60)         (1.90)
                                                    ---------        ---------        ---------      ---------      ---------
Net Increase (Decrease) in Net Asset Value .......       1.12              .77             2.42          (2.78)         (1.09)
                                                    ---------        ---------        ---------      ---------      ---------
Net Asset Value, End of Year .....................  $   17.48        $   16.36        $   15.59      $   13.17      $   15.95
                                                    =========        =========        =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE:                  22.28%           16.74%           37.32%         (7.06)%         4.80%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ...................       1.05%            1.07%            1.09%          1.13%          1.13%

Net investment loss to average net assets ........       (.29)%           (.25)%           (.11)%         (.39)%         (.17)%

Portfolio turnover ...............................     104.33%           94.97%          103.60%         70.72%         46.84%
Average commission rate paid .....................  $   .0561        $   .0537
Net Assets, End of Year (000s Omitted) ...........  $ 284,214        $ 259,514        $ 215,688      $ 162,556      $ 196,212


----------
See footnotes on page 18.


                                                                            ----

================================================================================

Financial Highlights

                                                        CLASS B                                 CLASS D
                                               -----------------------    ------------------------------------------------------
                                                 YEAR        4/22/96*                 YEAR ENDED DECEMBER 31,            5/3/93*
                                                 ENDED         TO         -------------------------------------------      TO
                                               12/31/97(o)  12/31/96(o)   1997(o)     1996(o)     1995(o)     1994(o)   12/31/93
                                               -----------  -----------   -------     -------     -------     -------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Year ...........  $ 15.47      $ 16.43      $ 15.47     $ 14.94     $ 12.82     $ 15.86    $ 16.43
                                                -------      -------      -------     -------     -------     -------    -------
Net investment loss ..........................     (.18)        (.10)        (.18)       (.16)       (.14)       (.33)      (.08)
Net realized and unrealized
investment gain (loss) .......................     3.38         1.01         3.39        2.56        4.56       (1.11)      1.41
                                                -------      -------      -------     -------     -------     -------    -------
Increase (Decrease) from Investment
Operations ...................................     3.20          .91         3.21        2.40        4.42       (1.44)      1.33
Distributions from net gain realized .........    (2.43)       (1.87)       (2.43)      (1.87)      (2.30)      (1.60)     (1.90)
                                                -------      -------      -------     -------     -------     -------    -------
Net Increase (Decrease) in Net Asset Value ...      .77         (.96)         .78         .53        2.12       (3.04)      (.57)
                                                -------      -------      -------     -------     -------     -------    -------
Net Asset Value, End of Year .................  $ 16.24      $ 15.47      $ 16.25     $ 15.47     $ 14.94     $ 12.82    $ 15.86
                                                =======      =======      =======     =======     =======     =======    =======
TOTAL RETURN BASED ON NET ASSET VALUE: .......    21.26%        5.33%       21.34%      15.84%      35.98%      (8.75)%     8.12%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............     1.81%        1.89%+       1.81%       1.83%       2.02%       2.66%      2.26%+
Net investment loss to average net assets ....    (1.05)%       (.99)%+     (1.05)%     (1.00)%     (1.06)%     (2.28)%    (1.32)%+
Portfolio turnover ...........................   104.33%       94.97%++    104.33%      94.97%     103.60%      70.72%     46.84%+++
Average commission rate paid .................  $ .0561      $ .0537++    $ .0561     $ .0537
Net Assets, End of Year (000s omitted) .......  $ 8,437      $ 4,337      $26,088     $19,974     $ 9,137     $ 3,179    $ 2,749


----------
  *   Commencement of offering of shares.
(o) Per share amounts for the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  +   Annualized.
 ++   For the year ended December 31, 1996.
+++   For the year ended December 31, 1993.
See Notes to Financial Statements.


----
18

================================================================================

Report of Independent Auditors


--------------------------------------------------------------------------------
The Board of Directors and Shareholders,
Seligman Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

--------------------------------------------------------------------------------


                                                                            ----

================================================================================

Federal Tax Status of 1997 Gain Distribution for Taxable Accounts


      A distribution of $2.425 per share, consisting of $2.418 from net long-term and $.007 from net short-term gain realized on investments from November 1996 to October 1997, was paid on November 21, 1997, to Class A, B, and D shareholders. The federal Taxpayer Relief Act of 1997 modified the classification of long-term capital gains to include a "28% Rate Gain" category. Please note that 28% of the November 1997 long-term capital gain distribution is categorized as "28% Rate Gain." The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1997 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less from the date of purchase, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

      If the distribution was paid in shares, the per share cost basis for federal income tax purposes is $16.79 for Class A shares, and $15.63 for Class B and D shares.

      A year-end statement of account showing activity for 1997, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the distribution from gain on investments paid to the shareholder during the year.


----
20

================================================================================

Board of Directors


--------------------------------------------------------------------------------

John R. Galvin(2)
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company
Director, USLIFE Corporation

Alice S. Ilchman(3)
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson(2)
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.

Betsy S. Michel(2)
Trustee, Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris(1)
Chairman
Chairman of the Board, J. & W. Seligman & Co.
   Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney(3)
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan(3)
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Richard R. Schmaltz(1)
Managing Director, J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer(3)
Retired Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson(2)
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino(1)
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

Director Emeritus
Fred E. Brown
Director and Consultant, J. & W. Seligman & Co.
   Incorporated

----------
Member:  (1) Executive Committee
         (2) Audit Committee
         (3) Director Nominating Committee

--------------------------------------------------------------------------------


                                                                            ----

================================================================================

Executive Officers


--------------------------------------------------------------------------------

William C. Morris               Lawrence P. Vogel             Frank J. Nasta
Chairman                        Vice President                Secretary

Brian T. Zino                   Thomas G. Rose
President                       Treasurer

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450  Shareholder
                Services
(800) 445-1777  Retirement Plan
                Services
(212) 682-7600  Outside the
                Continental
                United States
(800) 622-4597  24-Hour Automated
                Telephone Access
                Service

--------------------------------------------------------------------------------


----
22

================================================================================

Glossary of Financial Terms


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1997 Mutual Fund Fact Book.


                                                                            ----

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017


  This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Capital Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                             [RECYCLE LOGO]
EQCA2 12/97                                            Printed on Recycled Paper